                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K\A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 28, 2000



                     United Pan-Europe Communications N.V.
              (Exact Name of Registrant as Specified in Charter)

         The Netherlands                 000-25365                 98-0191997
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
         incorporation)                                        Identification #)



                    Fred. Roeskestraat 123, P.O. Box 74763
                      1070 BT Amsterdam, The Netherlands
                    (Address of Principal Executive Office)


                               (31) 20-778-9840
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
----------------------

     On March 28, 2000, UPC closed its acquisition of the Eneco KabelTV and Telecom Group ("K&T Group"), which owns and operates cable television networks in Rotterdam, Dordrecht and surrounding municipalities in The Netherlands.

     On March 9, 2000, UPC announced that it had entered into an Exchange Offer Agreement with SBS Broadcasting S.A. ("SBS") to acquire the approximately 76.5% of the shares of SBS that it did not already own. SBS creates, acquires, packages and distributes programming and other media content in many countries in Europe via television channels, radio stations and the Internet. The acquisition is subject to a number of conditions, including regulatory approval.

     The Exchange Offer Agreement is subject to certain "termination events", including if the average closing share price for UPC Ordinary Shares A on NASDAQ for any consecutive ten day period occurring from the date of the Agreement until the third business day prior to the commencement of the offer is less than or equal to USD49.00 per share. Notwithstanding the occurrence of this "trigger event", occasioned by the decline in the average closing price for UPC Ordinary Shares A, UPC has elected not to terminate the Agreement. Pursuant to a letter agreement (the "Amendment Agreement") dated April 11, 2000, the parties have agreed to amend the Exchange Offer Agreement to provide that, in the event that the average closing price for UPC Ordinary Shares A does not exceed USD49.00 per share over a randomly selected ten day period immediately prior to the scheduled commencement of the Offer, UPC will have the right to terminate the Exchange Offer Agreement.

     The attached unaudited pro forma consolidated condensed balance sheet information assumes that these acquisitions, together with our January 2000 senior notes and discount notes offering, occurred on December 31, 1999. The attached unaudited pro forma consolidated condensed statement of operations information assumes these acquisitions, as well as our July 1999 acquisition of StjarnTVnatet and our August 1999 acquisition of @ Entertainment, had occurred on January 1, 1999. These proforma condensed consolidated financial statements supercede those in the Form 8-K filed on April 19, 2000.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a)       Financial Statements
          none

(b) Pro Forma Financial Information

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma condensed consolidated financial data are presented to reflect the pro forma effect of our acquisition of an initial approximately 23.5% interest in SBS and our offer to acquire the remaining approximately 76.5% of SBS, our acquisition of 100% of the K&T Group and our offering of senior notes and discount notes in January 2000. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 also reflects our acquisition of StjarnTVnatet ("Stjarn") in July 1999 and our acquisition of @ Entertainment in August 1999. The unaudited pro forma condensed consolidated balance sheet and statement of operations and the notes thereto do not purport to represent what our results of operations would actually have been if such transactions had in fact occurred on such dates. The pro forma adjustments are based upon currently available information and upon certain assumptions that we believe are reasonable. All share and per share amounts have been adjusted to reflect UPC's three for one stock split in March 2000.

     In August 1999, we acquired 100% of @ Entertainment for 750.7 million. The @ entertainment acquisition was accounted for under the purchase accounting method. We began consolidating @ Entertainment effective August 1, 1999.

     In July 1999, we acquired 100% of Stjarn for 371.1 million. USD100.0 million (97.5 million) was paid in the form of a one-year seller's note with interest of 8% per annum and the balance was paid in cash. Upon maturity of the note, we will have the option to pay the note in either cash or our shares. The Stjarn acquisition was structured as a purchase of shares of Stjarn's parent holding company, NBS Nordic Broadband Services AB ("NBS Nordic"). We began consolidating Stjarn effective August 1, 1999.

     In July 1999, we closed the purchase of approximately 4.8% of SBS for 22.7 million. In August we acquired an additional 8.5% of SBS for 70.2 million. During 1999, we accounted for our investment in SBS under the equity method of accounting. In February 2000, we further increased our investment in SBS by acquiring an additional 10.2% for 163.5 million.

     In March 2000, we closed the purchase of the K&T Group. We acquired 100% of the K&T Group shares and the outstanding debt of the K&T Group, totaling 1.1 billion. We will consolidate the K&T Group effective March 31, 2000.

     In March 2000, we announced an offer to acquire the remaining approximately 76.5% of SBS which we do not currently own. We have agreed to initiate an exchange offer to acquire SBS's shares at a per share price of USD40 in cash plus 0.5174286 of a share of our ordinary shares A, subject to adjustment. We will adjust the stock portion of the purchase price under certain circumstances so that the SBS shareholders will receive not less than USD77.50 and not more than USD86.00 for each SBS share exchanged, based on the average share price prevailing on the trading days shortly prior to making the exchange offer. For purposes of the pro formas, we have used our closing share price of USD73.34 (euro 73.85) on March 9, 2000, the date we announced our offer. We have also assumed for purposes of the pro formas, that all holders of SBS's stock options tender their options, for a net payment to be made by us, 60% in cash and the remaining 40% value in our shares. Under the terms of the share exchange agreement, the option holders have the right to choose up to 60% cash, our shares or a combination, in exchange for their options.

     The following unaudited pro forma condensed balance sheet also gives effect to our offering of senior notes and discount notes and the related swaps in January 2000. For purposes of the unaudited pro forma condensed statement of operations, the acquisition of @ Entertainment is funded with proceeds from our senior notes and discount notes in July 1999, the acquisition of Stjarn is funded with a seller's note and proceeds from our senior notes and senior discount notes in July 1999, our acquisitions in July/August 1999 and January 2000 of SBS are funded with proceeds of our initial public offering and our secondary offering, respectively, and our acquisition of K&T Group and our tender for the remaining shares of SBS are funded with proceeds of our senior notes and discount notes offerings in October 1999 and January 2000.


            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     The following unaudited pro forma condensed balance sheet as of December 31, 1999, gives effect to (1) the offering of our senior notes and discount notes, and the related swaps, in January 2000, (2) our acquisition of the K&T Group in March 2000, and (3) our acquisition in February 2000 of an additional 10.2% interest in SBS and our offer to acquire the remaining approximately 76.5% shares of SBS which we do not already own (together the "SBS Transactions"), as if each had occurred on December 31, 1999.

                                                                                         As of December 31, 1999
                                                                     ---------------------------------------------------------------

                                                                                                 Pro Forma Adjustments
                                                                                  --------------------------------------------------
                                                                                                        K&T
                                                                                                       Group
                                                                         UPC       January Notes    Acquisition         SBS
                                                                      Historical     Offering           (d)       Transactions (j)
                                                                     ------------ ---------------    -----------  ------------------
                                                                                        (in thousands of euros)
ASSETS:
Current assets
     Cash and cash equivalents ...................................    1,025,460      1,585,333 (a)  (1,065,230)(e)  (1,023,207)(k)
     Restricted cash .............................................       17,135              -               -           1,385
     Short term investments ......................................            -              -               -          31,146
     Subscriber receivables, net .................................       59,860              -           3,792          62,997
     Costs to be reimbursed by affiliated companies, net .........       10,500              -               -               -
     Other current assets ........................................      223,707              -          11,260         120,690
                                                                     ----------     ----------      ----------      ----------
          Total current assets ...................................    1,336,662      1,585,333      (1,050,178)       (806,989)
Other investments ................................................      623,341              -               -          30,210
Investments in and advances to affiliated companies,  net ........      242,847              -           6,318         (76,711)(l)
Property, plant and equipment, net ...............................    1,908,414              -         200,746          24,810
Goodwill and other intangible assets, net ........................    2,611,413              -         862,103 (f)   2,071,432 (m)
Deferred financing costs, net ....................................       77,861         32,777 (b)           -           2,694
Other assets .....................................................        1,734              -               -          77,296 (n)
                                                                     ----------     ----------      ----------      ----------
          Total assets ...........................................    6,802,272      1,618,110          18,989       1,322,742
                                                                     ==========     ==========      ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities
     Accounts payable, accrued liabilities and other current
        liabilities ..............................................      565,207              -          18,842         154,703
     Short-term debt .............................................      163,241              -               - (g)       6,551
     Current portion of long-term debt ...........................       50,291              -               - (h)      11,548
                                                                     ----------     ----------      ----------      ----------
          Total current liabilities ..............................      778,739              -          18,842         172,802
Long-term debt ...................................................    3,903,410      1,618,110 (c)           - (i)      33,444 (o)
Deferred taxes ...................................................       15,961              -               -               -
Deferred compensation ............................................       52,702              -               -               -
Other long-term liabilities ......................................       19,365              -               -          43,943
                                                                     ----------     ----------      ----------      ----------
          Total liabilities ......................................    4,770,177      1,618,110          18,842         250,189
                                                                     ----------     ----------      ----------      ----------

Minority interests in subsidiaries ...............................       11,895              -             147           7,184

                                                                     ----------     ----------      ----------      ----------
          Total shareholders' equity .............................    2,020,200              -               -       1,065,369 (p)
                                                                     ----------     ----------      ----------      ----------
          Total liabilities and shareholders' equity..............    6,802,272      1,618,110          18,989       1,322,742
                                                                     ==========     ==========      ==========      ==========

                                                                             As of December 31, 1999
                                                                             -----------------------

                                                                                       UPC
                                                                                    Pro Forma
                                                                                   -----------
ASSETS:
Current assets
     Cash and cash equivalents ...................................                    522,356
     Restricted cash .............................................                     18,520
     Short term investments ......................................                     31,146
     Subscriber receivables, net .................................                    126,649
     Costs to be reimbursed by affiliated companies, net .........                     10,500
     Other current assets ........................................                    355,657
                                                                                   ----------
          Total current assets ...................................                  1,064,828
Other investments ................................................                    653,551
Investments in and advances to affiliated companies,  net ........                    172,454
Property, plant and equipment, net ...............................                  2,133,970
Goodwill and other intangible assets, net ........................                  5,544,948
Deferred financing costs, net ....................................                    113,332
Other assets .....................................................                     79,030
                                                                                   ----------
          Total assets ...........................................                  9,762,113
                                                                                   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities
     Accounts payable, accrued liabilities and other current
        liabilities ..............................................                    738,752
     Short-term debt .............................................                    169,792
     Current portion of long-term debt ...........................                     61,839
                                                                                   ----------
          Total current liabilities ..............................                    970,383
Long-term debt ...................................................                  5,554,964
Deferred taxes ...................................................                     15,961
Deferred compensation ............................................                     52,702
Other long-term liabilities ......................................                     63,308
                                                                                   ----------
          Total liabilities ......................................                  6,657,318
                                                                                   ----------

Minority interests in subsidiaries ...............................                     19,226

                                                                                   ----------
          Total shareholders' equity .............................                  3,085,569
                                                                                   ----------
          Total liabilities and shareholders' equity .............                  9,762,113
                                                                                   ==========

(a)  Represents the pro forma increase in cash and cash equivalents as a result of UPC's
     offering of senior notes and discount notes in January 2000, net of offering costs .                          1,585,333
                                                                                                              ==============

(b)  Represents the pro forma increase in deferred offering costs as a result of
     UPC's offering of senior notes and discount notes in January 2000 .................                              32,777
                                                                                                              ==============

(c)  Represents the pro forma increase in long-term debt as a result of UPC's
     offering of senior notes and discount notes in January 2000. ......................                           1,618,110
                                                                                                              ==============

(d) Represents the historical amounts included in the K&T balance sheet as of December 31, 1999, except as indicated in (e), (f), (g), (h) and (i), converted from Dutch guilders to euros at the fixed exchange rate.

(e)  Represents the pro forma decrease in cash and cash equivalents related to the acquisition of K&T:
        Historical K&T cash and cash equivalents .......................................                                   -
        Purchase price paid by UPC for K&T shares and receivables
           from N.V. Eneco .............................................................                          (1,065,230)
                                                                                                              --------------
                                                                                                                  (1,065,230)
                                                                                                              ==============

(f)  Represents the pro forma increase in goodwill and other intangibles as a result of the K&T acquisition:
        Historical K&T goodwill and other intangibles ..................................                              46,015
        Additional pro forma goodwill and other intangibles due to the
           K&T acquisition:
              Historical shareholder's equity ..........................................          (8,884)
              Purchase price paid by UPC for K&T shares ................................         824,972
                                                                                            -------------
                                                                                                                     816,088
                                                                                                              --------------
                                                                                                                     862,103
                                                                                                              ==============

(g)  Represents the pro forma decrease in short-term debt of K&T as a result of the payment of the balance by UPC as part of the acquisition. The payment of the debt by UPC is recorded by UPC as a receivable from K&T, which eliminates in consolidation.
        Historical K&T short-term debt .................................................                              83,991
        Payment of balance by UPC ......................................................                             (83,991)
                                                                                                              --------------
                                                                                                                           -
                                                                                                              ==============


(h)  Represents the pro forma decrease in current portion of long-term debt of
     K&T as a result of the payment of the balance by UPC as part of the acquisition. The payment of the debt by UPC is recorded by UPC as a receivable from K&T, which eliminates in consolidation.
        Historical K&T current portion of long-term debt ...............................                              31,651
        Payment of balance by UPC ......................................................                             (31,651)
                                                                                                              --------------
                                                                                                                           -
                                                                                                              ==============

(i)  Represents the pro forma decrease in long-term debt of K&T as a result of the payment of the balance by UPC as part of the acquisition. The payment of the debt by UPC is recorded by UPC as a receivable from K&T, which eliminates in consolidation.
        Historical K&T long-term debt ..................................................                             124,617
        Payment of balance by UPC ......................................................                            (124,617)
                                                                                                              --------------
                                                                                                                           -
                                                                                                              ==============

(j) Represents the historical amounts included in the SBS balance sheet as of December 31, 1999, except as indicated in (k), (l), (m), (n), (o) and (p), converted from US dollars to euros at the spot exchange rate as of December 31, 1999.

(k)  Represents the pro forma decrease in cash and cash equivalents as result of the SBS Transactions:
        Historical SBS cash and cash equivalents .......................................                              68,245
        Net cash received by SBS related to UPC's purchase of  3,000,000
           newly issued SBS shares in February 2000 ....................................                             161,624
        Cash paid by UPC related to UPC's purchase of 3,000,000
           newly issued SBS shares in February 2000 ....................................                            (163,512)
        Net cash paid by UPC related to tender offer for remaining shares of
           SBS..........................................................................                          (1,089,564)
                                                                                                              --------------
                                                                                                                  (1,023,207)
                                                                                                              ==============

(l)  Represents the pro forma net decrease in investments in and advances to affiliated companies as a result of the SBS Transactions:
        Historical SBS investments in and advances to affiliates .......................                              19,743
        Increase in UPC investments in and advances to affiliates due to
           UPC's acquisition of an additional interest in SBS in February 2000 .........                             163,512
        Elimination of UPC's investments in and advances to affiliates
           due to consolidation of SBS .................................................                            (259,966)
                                                                                                              --------------
                                                                                                                     (76,711)
                                                                                                              ==============

(m)  Represents the pro forma increase in goodwill and other intangibles as a result of the SBS Transactions:
        Historical SBS goodwill and other intangibles ..................................                              54,374
        Additional pro forma goodwill and other intangibles due to the
           SBS Transactions:
              Historical SBS shareholders' equity ......................................        (162,101)
              Increase in SBS shareholders' equity related to shares issued to UPC
                 in February 2000 ......................................................        (161,624)
              Conversion of SBS warrants and convertible debt to equity ................         (74,115)
              Purchse price paid by UPC ................................................       2,414,898
                                                                                            -------------
                                                                                                                   2,017,058
                                                                                                              --------------
                                                                                                                   2,071,432
                                                                                                              ==============

(n)  Represents the pro forma decrease in other assets from the exercise of the SBS warrants as a result of the SBS Transactions:
        Historical SBS other assets.....................................................                              78,706
        Exercise of outstanding SBS warrants in UPC tender offer........................                              (1,410)
                                                                                                              --------------
                                                                                                                      77,296
                                                                                                              ==============

(o)  Represents the pro forma decrease in long-term debt from the conversion of
     SBS's convertible debentures as a result of the UPC tender offer:
        Historical SBS long-term debt ..................................................                             108,969
        Conversion of SBS convertible debentures in UPC tender offer ...................                             (75,525)
                                                                                                             ---------------
                                                                                                                      33,444
                                                                                                             ===============

(p)  Represents the increase in shareholder's equity as a result of the issuance of 14,425,457 UPC ordinary shares A, assuming a price of USD73.34 (euro 73.85)
     per share, to the holders of SBS's outstanding shares and option holders in
     UPC's tender offer.................................................................                           1,065,369
                                                                                                             ===============

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

     The following unaudited pro forma condensed statement of operations for the year ended December 31, 1999, gives effect to (1) our acquisition of @ Entertainment in August 1999, (2) our acquisition of Stjarn in July 1999, (3) our acquisition of the K&T Group in March 2000, and (4) our acquisition in July/August 1999 of a 13.3% interest in SBS, our acquisition of an additional 10.2% interest in SBS in February 2000 and our offer to acquire the remaining shares of SBS in March 2000, as if each had occurred on January 1, 1999.

                                                                            For the Year Ended December 31, 1999
                                                               -------------------------------------------------------------------
                                                                                            Pro Forma Adjustments
                                                                            ------------------------------------------------------
                                                                   UPC       @Entertainment       Stjarn            K&T Group
                                                                Historical   Acquisition (a)    Acquisition(d)    Acquisition (h)
                                                               ------------ -----------------  --------------    -----------------
                                                                    (in thousands of euros, except share and per share amounts)
Service and other revenue .................................         447,501          43,432          17,726             74,778
Operating expense .........................................        (293,778)        (65,488)         (7,284)           (28,725)
Selling, general and administrative expense ...............        (466,260)        (47,220)         (5,483)           (18,582)
Depreciation and amortization .............................        (266,070)        (47,933)(b)     (17,804) (e)       (82,064)(i)
                                                               ------------    ------------       ---------        -----------
      Net operating loss ..................................        (578,607)       (117,209)        (12,845)           (54,593)
Interest income ...........................................          28,064           2,612             168                  -
Interest expense ..........................................        (186,408)        (60,080)(c)     (23,467) (f)      (107,704)(j)
Gain on sale of assets ....................................           1,501               -               -                  -
Foreign exchange gain (loss) and other income
  (expense), net ..........................................         (22,561)         (2,024)         (7,714) (g)        (3,636)(k)
                                                               ------------    ------------       ---------        -----------
      Net loss before income taxes and other items ........        (758,011)       (176,701)        (43,858)          (165,933)
Share in results of affiliated companies, net .............         (29,760)           (929)              -             (1,682)
Minority interests in subsidiaries ........................           1,651               -               -                (29)
Income tax benefit (expense) ..............................           1,822             (28)            258                170
                                                               ------------    ------------       ---------        -----------
      Net loss ............................................        (784,298)       (177,658)        (43,600)          (167,474)
                                                               ============    ============       =========        ===========
Basic and diluted net loss per ordinary share(1) ..........           (2.08)
                                                               ============
Weighted-average number of ordinary shares
  outstanding(1) ..........................................     377,969,829
                                                               ============

                                                               For the Year Ended December 31, 1999
                                                               ------------------------------------
                                                                      SBS                 UPC
                                                                Transactions (l)        Pro Forma
                                                               ----------------       -------------
Service and other revenue .................................         440,075              1,023,512
Operating expense .........................................        (326,958)              (722,233)
Selling, general and administrative expense ...............        (100,480)              (638,025)
Depreciation and amortization .............................        (155,733)(m)           (569,604)
                                                               ------------           ------------
      Net operating loss ..................................        (143,096)              (906,350)
Interest income ...........................................           4,428                 35,272
Interest expense ..........................................        (133,075)(n)           (510,734)
Gain on sale of assets ....................................               -                  1,501
Foreign exchange gain (loss) and other income
  (expense), net ..........................................         (15,812)(o)            (51,747)
                                                               ------------           ------------
      Net loss before income taxes and other items ........        (287,555)            (1,432,058)
Share in results of affiliated companies, net .............          (9,834)(p)            (42,205)
Minority interests in subsidiaries ........................           3,695                  5,317
Income tax benefit (expense) ..............................            (573)                 1,649
                                                               ------------           ------------
      Net loss ............................................        (294,267)            (1,467,297)
                                                               ============           ============
Basic and diluted net loss per ordinary share(1) ..........                                  (3.54)
                                                                                      ============
Weighted-average number of ordinary shares
  outstanding(1) ..........................................                            414,832,880 (q)
                                                                                      ============

(1)  As adjusted for UPC's 3 for 1 stock split in March 2000.

(a) Represents the historical results of operations of @ Entertainment for the seven months ended July 31, 1999, except as indicated in (b) and (c), converted from US dollars to euros using the average exchange rate for the seven months ended July 31, 1999.

(b)  Represents the increase in depreciation and amortization expense as a result of the @ Entertainment acquisition:
        Historical amortization and depreciation expense of @ Entertainment ...............             (22,139)
        Amortization of the goodwill purchase price allocation for the @ Entertainment
           acquisition under purchase accounting, based on a 15 year life .................             (25,794)
                                                                                                ---------------
                                                                                                        (47,933)
                                                                                                ===============

(c)  @ Entertainment acquisition:
        Historical interest expense of @ Entertainment ....................................             (26,664)
        Interest expense as a result of UPC's July 1999 senior notes incurred for the @ Entertainment acquisition, at a blended
           weighted average interest rate of 8.3% .........................................             (33,416)
                                                                                                ---------------
                                                                                                        (60,080)
                                                                                                ===============

(d)  Represents the historical results of operations of NBS Nordic for the seven months ended July 31, 1999, except as indicated in (e), (f) and (g), converted from
     Swedish kronor to euros using the average exchange rate for the seven months ended July 31, 1999.

(e)  Represents the increase in depreciation and amortization expense as a result of the
     Stjarn acquisition:
        Historical amortization and depreciation expense of Stjarn.........................              (5,373)
        Amortization of the goodwill purchase price allocation for the Stjarn acquisition
           under purchase accounting, based on a 15 year life .............................             (12,431)
                                                                                                ---------------
                                                                                                        (17,804)
                                                                                                ===============

(f)  Represents the increase in interest expense as a result of the Stjarn acquisition:
        Historical interest expense of Stjarn..............................................              (2,973)
        Interest expense as a result of the Stjarn seller's notes, at an interest rate
           of 8.0% ........................................................................              (4,335)
        Interest expense as a result of UPC's July 1999 senior notes incurred for the
           @ Stjarn acquisition, at a blended weighted average interest rate of 10.875% ...             (16,159)
                                                                                                ---------------
                                                                                                        (23,467)
                                                                                                ===============

(g)  Represents the increase in foreign exchange gain (loss) and other income (expense), net as a result of the Stjarn acquisition:
        Historical foreign exchange gain (loss) and other income (expense), net of
           Stjarn..........................................................................                   -
        Foreign exchange loss related to the proceeds of the US dollar-denominated Stjarn
           seller's note ..................................................................              (7,714)
                                                                                                ---------------
                                                                                                         (7,714)
                                                                                                ===============

(h) Represents the historical results of operations of K&T Group for the year ended December 31, 1999, except as indicated in (i), (j) and (k), converted from Dutch guilders to euros using the fixed exchange rate.

(i)  Represents the increase in depreciation and amortization expense as a result of the K&T Group acquisition:
        Historical amortization and depreciation expense of K&T Group .....................             (27,669)
        Amortization of the goodwill purchase price allocation for the K&T Group
           acquisition under purchase accounting, based on a 15 year life .................             (54,395)
                                                                                                ---------------
                                                                                                        (82,064)
                                                                                                ===============

(j)  Represents the net increase in interest expense as a result of the K&T
     Group acquisition:
        Historical interest expense of K&T Group ..........................................             (11,967)
        Elimination of historical interest expense due to payment by UPC of all
           outstanding debt of SBS ........................................................              11,967
        Interest expense as a result of UPC's October 1999 and January 2000 senior notes incurred for the K&T Group acquisition, at a blended
           weighted average interest rate of 10.1% ........................................            (107,704)
                                                                                                ---------------
                                                                                                       (107,704)
                                                                                                ===============

(k)  Represents the increase in foreign exchange gain (loss) and other income
     (expense), net as a result of the K&T Group acquisition:
           Historical foreign exchange gain (loss) and other income (expense), net of
              K&T Group ...................................................................                   -
           Foreign exchange loss related to the proceeds of the US dollar-denominated
              senior notes used to acquire K&T group ......................................              (3,636)
                                                                                                ---------------
                                                                                                         (3,636)
                                                                                                ===============

(l)  Represents the historical results of operations of SBS for the year ended
     December 31, 1999, except as indicated in (m), (n), (o) and (p), converted from US dollars to euros using the average exchange rate for the year ended December 31, 1999.

(m)  Represents the increase in depreciation and amortization expense as a result of the SBS Transactions:
        Historical amortization and depreciation expense of SBS ...........................             (21,658)
        Elimination of historical amortization related to SBS warrants ....................                 395
        Amortization of the goodwill purchase price allocation for the SBS Transactions
           under purchase accounting, based on a 15 year life .............................            (134,470)
                                                                                                ---------------
                                                                                                       (155,733)
                                                                                                ===============

(n)  Represents the net increase in interest expense as a result of the SBS
     Transactions:
        Historical interest expense of SBS ................................................             (19,871)
        Elimination of historical interest expense due to conversion of SBS
           convertible debt to equity .....................................................               5,600
        Interest expense as a result of UPC's October 1999 and January 2000 senior notes incurred for UPC's offer to acquire the remaining shares of SBS, at a blended
           weighted average interest rate of 11.4% ........................................            (118,804)
                                                                                                ---------------
                                                                                                       (133,075)
                                                                                                ===============

(o)  Represents the increase in foreign exchange gain (loss) and other income
     (expense), net as a result of the SBS Transactions:
        Historical foreign exchange gain (loss) and other income (expense), net of
           SBS ............................................................................              (9,332)
        Foreign exchange loss related to the proceeds of the US dollar-denominated
           senior notes used for the tender offer .........................................              (6,480)
                                                                                                ---------------
                                                                                                        (15,812)
                                                                                                ===============

(p)  Represents the net decrease in share in results of affiliated companies as a result of the SBS Transactions:
        Historical share in results of affiliated companies of SBS ........................             (15,017)
        Elimination of historical share in results of affiliated companies recorded by UPC for its 13.3% interest in SBS for the five months ended
           December 31, 1999 ..............................................................               5,183
                                                                                                ---------------
                                                                                                         (9,834)
                                                                                                ===============

(q) For pro forma purposes, the purchase price for UPC's acquisition in July/August 1999 of 13.3% of SBS for approximately 95.0 million and UPC's acquisition in January 2000 of an additional 10.2% interest in SBS for approximately 163.5 million, are assumed to have been funded from the proceeds of UPC's initial public offering and secondary offering, respectively. Consequently, the pro forma weighted shares outstanding for the year ended December 31, 1999 assumes the issuance of 10,339,211 ordinary shares A at the initial offering price and 8,507,369 ordinary shares A at the secondary offering price of 9.18 and 19.22, respectively, net of underwriters' commissions.

     Additionally, for pro forma purposes, 14,425,457 ordinary shares A are assumed to be outstanding for the year ended December 31, 1999, related to UPC's ordinary shares A to be issued for the SBS tender offer.

(c)      Exhibits

         None.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



DATE:  May 12, 2000             By:   /s/ Charles H. R. Bracken
                                    --------------------------------------------
                                      Charles H. R. Bracken
                                      Chief Financial Officer and member of
                                      the Board of Management